SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (date  of  earliest  event  reported)         March  15,  2004
-------------------------------------------------------         ----------------

                            HERITAGE WORLDWIDE, INC..
                            -------------------------
             (Exact name of Registrant as specified in its charter)




            Delaware                  000-28277                  13-4196258
            --------                  ---------              -------------------
(State  or other jurisdiction      (Commission File            (IRS Employer
of incorporation or organization)       Number)              Identification No.)



      337 Avenue de Bruxelles,  La Seyne-Sur-Mer (France)          83507
      ---------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

                              (011) (33) 494-109810
                            -----------------------
              (Registrant's Telephone Number, Including Area Code)

                       ----------------------------------
                  (Former Address If Changed since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
          --------------------------------------------------

     Bernard Morieul was the independent certifying accountant for Heritage Worldwide, Inc. (the "Company") for the fiscal years ended June 30, 2002 and 2003.

     On March 15, 2004, Bernard Morieul declined to stand for reappointment as the Company's certifying accountant. Subsequently we engaged Sherb & Co., LLP, 805 Third Avenue, New York, NY 10022 as our certifying accountant for the fiscal year ending June 30, 2004. The appointment of Sherb & Co., LLP was approved by our board of directors.

     The reports of Bernard Morieul on the Company's financial statements for the fiscal years ended June 30, 2002 and 2003, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with the audits of the fiscal years ended June 30, 2002 and 2003 and during the subsequent interim period preceding its declination, there were no disagreements between the Company and Bernard Morieul on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Bernard Morieul to make reference to the subject matter of the disagreement in connection with its reports.

     In connection with the audits of the fiscal years ended June 30, 2002 and 2003, and during the subsequent interim period preceding its dismissal, Bernard Morieul did not advise the Company that:

     (A) internal controls necessary for the Company to develop reliable financial statements did not exist;

     (B) information had come to its attention that led it to no longer to be able to rely on the Company's management's representations or made it unwilling to be associated with the financial statements prepared by management;

     (C) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

     Prior to engaging Sherb & Co., LLP, we did not consult with it regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ----------------------------------------------------------------------

(c)  Exhibits.

     16.  Letter  on  Change  in  Certifying  Accountant

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Heritage  Worldwide,  Inc.
                                               (Registrant)


Date:  March  22,  2004                  By:  /s/  Jean  Claude  Mas
                                              ----------------------
                                         Jean  Claude  Mas
                                         President (Principal Executive Officer)